Remediation of Material Weakness in
Internal Control over Financial Reporting.
Following the identification and review of the material weakness described in the independent public accountants report on internal control, Management has developed a plan to implement enhancements to the Registrants controls to remediate the material weakness identified above.
Management will enhance the design and
precision of controls to verify the
completeness and accuracy of the
presentation and disclosures in the
consolidated financial statements and the underlying data used to prepare the consolidated financial statements. The material weakness will not be considered remediated until the revised controls have operated for a sufficient period of time and Management has tested and concluded that the controls are designed and operating effectively.